Exhibit 99.1

Patheon Inc. Files Proxy Statement for Special Meeting of Shareholders

TORONTO, February 4, 2014 /CNW/—Patheon Inc. (TSX:PTI) (“Patheon” or the “Company”) announces that it has filed its definitive proxy statement and management information circular (the “Proxy Statement”) with Canadian and U.S. securities regulators in connection with a special meeting of holders of restricted voting shares (the “Special Meeting”) to be held to consider, and if deemed appropriate, to approve, among other things, a statutory plan of arrangement under the Canada Business Corporations Act (the “Arrangement”) that would effect a going private transaction. The Proxy Statement will also be mailed to Patheon’s shareholders. On the closing of the proposed Arrangement, which was originally announced on November 19, 2013, JLL/Delta Patheon Holdings, L.P. (“Newco”) will acquire, directly or indirectly, all of the restricted voting shares of Patheon. Newco is sponsored by an entity controlled by JLL Partners, Inc. and Koninklijke DSM N.V.

On January 23, 2014, the Ontario Superior Court of Justice (Commercial List) granted an interim order providing for the calling and holding of the Special Meeting and certain other matters relating to the Arrangement. A copy of the interim order is included in the Proxy Statement.

The Special Meeting is scheduled to be held at 9:30 a.m. (Eastern Time) on Thursday, March 6, 2014 at the offices of Dentons Canada LLP, 77 King Street West, Suite 400, Toronto, Ontario, Canada.

As previously announced, the Arrangement has been approved unanimously by the Board of Directors of Patheon (with interested directors abstaining) following the report and unanimous favourable recommendation of a special committee of independent directors (the “Independent Committee”). In so doing, both the Independent Committee and the Board of Directors of Patheon determined that the Arrangement is fair to holders of restricted voting shares (other than affiliates of JLL Partners, Inc. (the “JLL Entities”) and the directors and officers of Patheon) and is in the best interests of Patheon. Both the Independent Committee and the Board of Directors recommend that unaffiliated shareholders vote in favour of the arrangement resolution at the Special Meeting.

Pursuant to the interim order and applicable law, the implementation of the Arrangement will be subject to approval by a majority of the votes cast by shareholders other than the JLL Entities and certain officers of Patheon (the “Minority Vote”), in addition to approval by 66 2⁄3% of the votes cast by holders of restricted voting shares. JLL Entities currently own 55.7% of the restricted voting shares of Patheon.

Certain JLL Entities and all of the directors and executive officers of Patheon who hold restricted voting shares have entered into voting agreements pursuant to which, among other things, they have agreed to vote their restricted voting shares in favour of the

Arrangement. As a result, holders of approximately 66.08% of the restricted voting shares and 20.45% of the restricted voting shares eligible to vote in the Minority Vote have agreed to vote their shares in favour of the Arrangement.

On January 22, 2014, an indirect subsidiary of Newco entered into a purchase agreement whereby it agreed to sell US$450 million in the aggregate principal amount of its senior notes. Assuming that customary closing conditions are satisfied, it is expected that the offering of such notes will close on February 5, 2014. On closing, the proceeds will be placed into escrow to finance the Arrangement, among other uses, pending the satisfaction of certain release conditions.

Patheon also announces that the waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976 has expired in respect of the Arrangement, and that the European Commission has provided its approval under the European Union Merger Regulation (Council Regulation (EC) no 139/2004).

Patheon’s shareholders of record as of the close of business on February 4, 2014, will be entitled to receive notice of, and vote at, the Special Meeting. The Proxy Statement, which the shareholders are expected to receive in the coming days, provides important information on the Arrangement and related matters, including voting procedures. Shareholders who require assistance in voting their proxy may direct their inquiries to Patheon’s proxy solicitation agent, Georgeson, toll-free in North America at 1-866-656-4121 or internationally by dialing 781-575-2182 collect or by email at askus@georgeson.com. The Proxy Statement is available free of charge on www.sedar.com and www.sec.gov.

Additional Information about the Arrangement and Where to Find It

As noted above, Patheon has filed the Proxy Statement with the Securities and Exchange Commission and it will be furnished to its shareholders. The Proxy Statement has also been filed on SEDAR. Investors and security holders of Patheon are urged to read the Proxy Statement and the other relevant materials because such materials contain important information about Patheon, Newco and the proposed transaction.

Patheon and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Patheon in connection with the Arrangement. Additional information regarding the direct and indirect interests of Patheon and its directors and executive officers in the proposed transaction is included in the Proxy Statement.

About Patheon Inc.

Patheon Inc. is a leading provider of contract development and commercial manufacturing services to the global pharmaceutical industry for a full array of solid and sterile dosage forms. Through the company’s recent acquisition of Banner Pharmacaps

– a market leader in soft gelatin capsule technology – Patheon now also includes a proprietary products and technology business.

Patheon provides the highest quality products and services to approximately 300 of the world’s leading pharmaceutical and biotechnology companies. The company’s integrated network consists of 15 locations, including 12 commercial contract manufacturing facilities and 9 development centers across North America and Europe. Patheon enables customer products to be launched with confidence anywhere in the world. For more information visit www.patheon.com.

Forward-looking statements:

This press release contains “forward-looking information” or “forward-looking statements” within the meaning of applicable Canadian securities laws, including statements regarding the proposed transaction, expected timing of the transaction, the holding of the Special Meeting on March 6, 2014, and Newco subsidiary’s senior note financing, which forward-looking statements may use forward-looking terminology such as “may”, “will”, “expect”, “anticipate”, “believe”, “continue”, “potential”, or the negative thereof or other variations thereof or comparable terminology. Such forward-looking statements may include, without limitation, statements regarding the completion of the proposed transaction and other statements that are not historical facts.

These forward-looking statements reflect beliefs and assumptions which are based on Patheon’s and Newco’s perception of current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. Patheon’s beliefs and assumptions may prove to be inaccurate and consequently Patheon’s actual results could differ materially from the expectations set out herein.

While such forward-looking statements are expressed by Patheon, as stated in this release, in good faith and believed by Patheon to have a reasonable basis, they are subject to important risks and uncertainties including, without limitation, risks and uncertainties relating to the transaction and financing thereof, Newco’s significant levels of indebtedness as a result of the proposed transaction, Newco’s inability to complete the anticipated financing as contemplated by applicable commitment letters prior to the contractually required time for closing of the proposed transaction or otherwise secure favourable terms for such financing, approval of applicable governmental authorities, required Patheon shareholder approval and necessary court approvals, the satisfaction or waiver of certain other conditions contemplated by the arrangement agreement dated November 18, 2013 between Patheon and Newco, disruptions resulting from the proposed transaction making it more difficult to maintain business relationships, and changes in applicable laws or regulations, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. As a result of these risks and uncertainties, the proposed transaction could be modified, restructured or may not be completed, and the results or events predicted in these forward-looking statements may differ materially from actual results or events.

These forward-looking statements are not guarantees of future performance, given that they involve risks and uncertainties. Patheon is not affirming or adopting any statements made by any other person in respect of the proposed transaction and expressly disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except in accordance with applicable securities laws or to comment on expectations of, or statements made by any other person in respect of the proposed transaction.

Investors should not assume that any lack of update to a previously issued forward-looking statement constitutes a reaffirmation of that statement. Reliance on forward-looking statements is at an investor’s own risk.

Cautionary Statement:

No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

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